                                                                     EXHIBIT 4.1
                             [FACE OF CERTIFICATE]

    Temporary Certificate-Exchangeable for Definitive Engraved Certificate
                          When Available for Delivery

                          HOSPITALITY PROPERTIES TRUST

                   A MARYLAND REAL ESTATE INVESTMENT TRUST


        COMMON SHARES                                       COMMON SHARES
        $.01 PAR VALUE                                      $.01 PAR VALUE
THIS CERTIFICATE IS TRANSFERABLE                          CUSIP 44106M 10 2
IN BOSTON OR IN NEW YORK CITY                SEE REVERSE FOR CERTAIN DEFINITIONS

        THIS CERTIFIES THAT


        IS THE REGISTERED HOLDER OF

     FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST IN

Hospitality Properties Trust (the "Trust"), a Maryland Real Estate Investment Trust established by Declaration of Trust made as of May 12, 1995, as amended from time to time, a copy of which, together with all amendments thereto (the "Declaration") is on file with the Maryland Department of Assessments and Taxation. The provisions of the Declaration are hereby incorporated in and made a part of this certificate as fully as if set forth herein in their entirety, to all of which provisions the holder and every transferee or assigned hereof by accepting or holding the same agrees to be bound. See reverse for existence of trustees' authority to determine rights and preferences of subsequent series of stock, and of restrictions on transfer provisions governing the shares represented by this certificate. This certificate and the shares represented hereby are negotiable and transferable on the books of the Trust by the registered holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned to the same extent as a stock certificate and the shares of a Maryland business corporation. This certificate is issued by the Trustees of Hospitality Properties Trust, acting not individually but as such Trustees, and is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Trust and the facsimile signature of its duly authorized representative.

Dated:

Countersigned and Registered:                           [SEAL]
     STATE STREET BANK AND TRUST COMPANY
                  (Boston)        Transfer Agent
                                  and Registrar
By                                                       /s/ Gerard M. Martin
                    Authorized Signature                         President

THE DECLARATION OF TRUST PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, COLLECTIVELY, AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND NO TRUSTEE, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, IN CONNECTION WITH THIS INSTRUMENT. ALL PERSONS DEALING WITH THE TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR PAYMENT OF ANY SUM OR PERFORMANCE OF ANY OBLIGATION.

                            [REVERSE OF CERTIFICATE]
                          HOSPITALITY PROPERTIES TRUST

REFERENCE IS MADE TO THE DECLARATION OF TRUST OF THE TRUST FOR A FULL STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OR SERIES OF SHARES THAT THE TRUST IS AUTHORIZED TO ISSUE, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF ANY PREFERRED OR SPECIAL CLASS OR SERIES OF SHARES, TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE TRUSTEES TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. ANY SUCH STATEMENT SHALL BE FURNISHED WITHOUT CHARGE ON REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

IF NECESSARY TO EFFECT COMPLIANCE BY THE TRUST WITH REQUIREMENTS OF THE INTERNAL REVENUE CODE RELATING TO REAL ESTATE INVESTMENT TRUSTS, OWNERSHIP OF THE SHARES MAY BE RESTRICTED BY THE TRUST AND/OR THE TRANSFER THEREOF MAY BE PROHIBITED ALL UPON THE TERMS AND CONDITIONS SET FORTH IN THE DECLARATION OF TRUST. THE TRUST WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                  UNIF GIFT MIN ACT - __________Custodian__________
                                                                              (Cust)             (Minor)
                                                                            under Uniform Gifts to Minors
        TEN ENT - as tenants by the entireties

        JT TEN  - as joint tenants with right                                 Act________________________
                  of survivorship and not as                                             (State)
                  tenants in common

                Additional abbreviations may also be used though not in the above list.

        For value received_____________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF NEW OWNER
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.
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Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated:_______________________________

          (Sign here)    ______________________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                         CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                         THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                         ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATEVER.